VCC MORTGAGE SECURITIES, LLC ABS-15G

EXHIBIT 99.01

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services described below on small balance commercial mortgage loans. The review was conducted on behalf of Velocity Commercial Capital, LLC (“Client” or “VCC”) between April 2020 and January 2025 via files imaged and provided by Client (the “Review”).

(2) Sample size of the assets reviewed.

The Client requested that AMC perform a review, based upon the Guideline Review and Non-Owner Occupancy (“NOO”) review scopes detailed in Section 5, on a total of six hundred ninety-nine (699) unique mortgage loans (the “Review”).

The Review totals, for mortgage loans within the final securitization population, were as follows:

Property Type	Review Population	Pool	%
		Population	Population
Small Bal CRE*	209	307	68.08%
Investor 1-4 Fam**	309	490	63.06%
	518	797	64.99%

The five (5) SBA loans below are a subset of the previous table.

	Property Type	Loan Type	Review Population	Pool	%
Review				Population	Population
Guideline Review	Small Bal CRE	SBA	5	5	100.00%
(Including Data Integrity)	Investor 1-4 Fam	SBA	0	0	0.00%
Total Guideline Review			5	5	100.00%

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*All investor 1-4 Fam in the Guideline Review were also review for Non-Owner Occupancy (“NOO”)

	Property Type	Review Population	Pool	%
Review			Population	Population
Non-Owner Occupancy (“NOO”)	Investor 1-4 Fam (not included in Guideline Review)	181	490	36.94%
Total Non-Owner Occupancy (“NOO”)		181	490	36.94%

In addition to the Guideline and NOO Review, AMC performed a Pay History, Servicer and Title Review as detailed further in Section 8.

	Property Type	Review Population	Pool	%
Review			Population	Population
Pay History Review	Small Bal CRE >	2	2	100.00%
	6 months
	Investor 1-4 Fam >	2	2	100.00%
	6 months
Total Servicing Review		4	4	100.00%

	Property Type	Review Population	Pool	%
Review			Population	Population
Servicer Comment Review	Small Bal CRE >	2	2	100.00%
	6 months
	Investor 1-4 Fam >	2	2	100.00%
	6months
Total Servicing Review		4	4	100.00%

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	Property Type	Review Population	Pool	%
Review			Population	Population
Title Review	Small Bal CRE >=	2	2	100.00%
	12 months
	Investor 1-4 Fam >=	2	2	100.00%
	12 months
Total Title Review		4	4	100.00%

(3) Determination of the sample size and computation.

DBRS, Inc. (“DBRS”) and Kroll Bond Rating Agency, Inc. (“Kroll”) who are NRSRO providing a rating on the transaction at the time of this disclosure, does not have published guidelines for this asset class. The sample sizes utilized were communicated by the Client to AMC. AMC did not choose the size of the samples, but AMC did select loans for inclusion in a sample once a number of loans to be reviewed had been determined. DBRS and Kroll are aware of the sample size covered during the Review.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by the Client to the data found in the actual mortgage loan file as captured by AMC. This comparison, when data was available (please note that not all fields were available for all Loans during the Review), involved forty-two (42) potential fields for the full Guideline Review and the Non-Owner Occupancy Review. The data fields are listed below.

Field	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
# of Units	0	699	0.00%	699
Amortization Term	25	699	3.58%	699
Amortization Type	0	699	0.00%	699
Appraised Value	0	699	0.00%	699
Borrower Full Name	0	699	0.00%	699
City	0	699	0.00%	699
Contract Sales Price	0	699	0.00%	699
DCR UW VCC	0	699	0.00%	699
First Interest Rate Change Date	0	699	0.00%	699
First Payment Change Date	0	699	0.00%	699
Index Type	0	699	0.00%	699
Interest Only	0	699	0.00%	699
Interest Rate Change Frequency	0	699	0.00%	699
Interest Rate Initial Cap	0	699	0.00%	699
Interest Rate Initial Maximum	0	699	0.00%	699
Interest Rate Initial Minimum	0	699	0.00%	699
Interest Rate Life Cap	0	699	0.00%	699
Interest Rate Life Max	0	699	0.00%	699
Interest Rate Life Min	0	699	0.00%	699
Interest Rate Periodic Cap	0	699	0.00%	699
Investment Property Type	0	699	0.00%	699
Lien Position	0	699	0.00%	699
LTV Valuation Value	0	699	0.00%	699
Margin	0	699	0.00%	699
Maturity Date	0	699	0.00%	699
Mod	0	699	0.00%	699
Next Interest Rate Change Date	0	699	0.00%	699
Note Date	0	699	0.00%	699
Occupancy	0	699	0.00%	699
Original Interest Rate	0	699	0.00%	699
Original Loan Amount	0	699	0.00%	699
Original LTV	0	699	0.00%	699
Original P&I	0	699	0.00%	699
Original Term	0	699	0.00%	699
Prepayment Penalty Period (months)	0	699	0.00%	699
Prepayment Terms	0	699	0.00%	699
Purpose	0	699	0.00%	699
Refi Purpose	0	699	0.00%	699
Representative FICO	0	699	0.00%	699
State	0	699	0.00%	699
Street	0	699	0.00%	699
Zip	0	699	0.00%	699
Total	25	29,358	0.09%	29,358

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

The Review covered the: (i) Guideline Review, (ii) Non-Owner Occupancy Review, and (iii) Servicing Review. As a subset of the Guideline Review, AMC conducted a Valuation Review and Data Integrity Review. The details of each scope of review are covered below for the Guideline Review and the Non-Owner Occupancy Review, Section 6 for the Valuation Review and Section 8 for the Servicing and Data Integrity Review.

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Guideline Review

Documents reviewed include the following items (* = where applicable):

Note	Business License*	Flood certificates
Guaranty Agreement(s)*	Business P&L’s*	Purchase agreement(s)*
Deed of Trust / Mortgage	Verification of down payment funds/ funds to close / reserve funds*	Final HUD-1
Non-Owner-Occupancy & Business – Purpose Letter of Intent (LOI) / Letter of Explanation (LOE)	Appraisal Report	Title Search Documentation
Final Form 1003 / Loan Application(s)	Broker Price Opinion and market rent addendum*	Evidence of Hazard / Liability / Flood Insurance coverage
VCC Credit Report(s)	Appraisal Review documentation*	Second mortgage documentation*
Verification of Rent / Mortgage (VOR/VOM) payment history*	Existing Leases*	Certification(s) of Business purpose of loan
Identification / proof of residency status	Rent Roll*	Certification(s) of Non-Owner Occupancy and Indemnity*
Background check	Environmental reports

Each loan was reviewed for adherence to the most recent VCC Master Credit Policy (“MCP”) revision that is dated prior to the loan approval date as indicated on the Final Loan Approval Worksheet for the loan being reviewed.

For this review, the procedures included:

▪	Reviewing the provided Note, Mortgage/DOT, and Guaranty Agreement(s) to confirm execution, adherence to the MCP, and agreement with other Loan Approval documentation.
▪	Examining appraisal reports, BPO’s, and appraisal reviews to determine if the property type is consistent with underwritten property type and usage (such as evidence/an indication of either owner or tenant occupancy) and comparing this information against other relevant information contained within applicable sections of the loan file to evaluate consistency, accuracy, and adheres to the MCP.
▪	Reviewing environmental reporting, Flood Certification, and Evidence of Insurance to confirm accuracy and adherence to MCP requirements.
▪	Reviewing credit reporting, VOR/VOM, Background Check(s), and any applicable Letter(s) of Explanation to confirm accuracy, adherence to VCC MCP requirements, and consistency with the Final Loan Approval worksheet.
▪	Reviewing HUD-1’s, Title Search, Purchase Agreements, existing leases/rent rolls, and verification of funds with loan terms, and underwritten approved terms and amounts/LTV/LTC as well as adherence to MCP requirements.
▪	Reviewing LOI/LOE(s) for presence of un-qualified statement of business and occupancy intent, confirmation that the LOI/LOI cited address is consistent with the subject property address, and that signatory(s) are consistent with the identified borrower(s)/guarantor(s).
▪	Reviewing Final Form 1003/Loan application to ensure complete execution that the subject property listed is consistent with the subject property, and that the listed residence for the Individual(s) is an address other than the subject property.
▪	Confirming, if applicable, business license(s) and P&L’s are present, valid, and adheres to MCP requirements.
▪	Confirming, if applicable, second mortgage documents are present, valid, align with approved terms amounts, and adhere to MCP requirements.
▪	Reviewing final loan approval worksheets for accuracy, completion, documentation of approval for any exceptions, and evaluating such items for agreement/consistency with all other documentation contained in the review file.
▪	Reviewing the Certification of Business Purpose and Certification of Non-Owner Occupancy and Indemnity for presence of a completed fields, and verifying that that the hand written Primary Residence address differs from the subject property address, and is signed/dated as required.
▪	Verifying presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including the presence of either individual certifications or one certificate containing all required signatures.
▪	Comparing the Primary Residence address(es) listed for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.
▪	Documenting any non-approved MCP exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.

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Non-Owner Occupancy Review

Documents reviewed include the following items (* = where applicable):

Note	Final Form 1003 / Loan Application(s)
Guaranty Agreement(s)*	Appraisal Report
Non-Owner-Occupancy & Business – Purpose Letter of Intent (LOI) / Letter of Explanation (LOE)*	Certification(s) of Non-Owner Occupancy and Indemnity*

For this review, the procedures included:

▪	Reviewing the provided Note and Guaranty Agreement(s) to determine the identity and quantity of individuals serving as either Borrower, Co-borrower, or Guarantor, as well as to confirm whether the borrower and/or co-borrower is a legal business entity (LLC, INC, Corporation, Partnership~~)~~ or an Individual(s).
▪	Reviewing appraisal reports to determine if the property type is consistent with the underwritten property type, and evaluating the reports for evidence/indication of either owner or tenant occupancy.
▪	For loans made to Individual borrowers, reviewing the LOI/LOE for the presence of an un-qualified statement of intent not to occupy the property, affirmation that the LOI/LOI cited address is consistent with the subject property address, and that signator(s) are consistent with the identified of the borrower(s)/guarantor(s). For loans made to Business Entity borrowers, the LOI/LOE is not a required document and loan file will not be cited if missing.
▪	Reviewing the Final Form 1003/Loan application to ensure that the subject property listed is consistent with the subject property for the loan, and that the listed residence for the Individual(s) is an address other than the subject property.
▪	For loans made to Individual borrowers, reviewing the Certification of Non-Owner Occupancy and Indemnity for the presence of a completed Primary Residence address including a verification that that the hand written Primary Residence address differs from the subject property address, and is signed/dated as required. For loans made to Business Entity borrowers, the Certification of Non-Owner Occupancy and Indemnity is not a required document and loan file will not be cited if missing.
▪	For loans made to Individual borrowers, verifying the presence of a complete Certification of Non-Owner Occupancy and Indemnity document for each individual borrower/co-borrower/guarantor identified within the subject note/guaranty agreement, including whether individual certifications or one certificate containing all required signatures is present. For loans made to Business Entity borrowers, the Certification of Non-Owner Occupancy and Indemnity is not a required document and loan file will not be cited if missing.
▪	Confirming that the Primary Residence address(es) listed are compared for consistency between the Final Form 1003/Loan application(s) and the Certification(s) of Non-Owner Occupancy and Indemnity.
▪	Documenting any exceptions and/or inconsistencies and reporting and/or marking such items for further dialogue.

(6) Value of collateral securing the assets: review and methodology.

At the direction of the Client, AMC conducted a valuation review utilizing various values and methodologies as further detailed in Item 5 below. In total, for the entire original population, Client ordered secondary valuation products on three hundred nine (309) mortgage loans. Once these valuations were received, AMC compared these values versus the origination appraisal. If a variance between the origination appraisal / LTV value and the secondary valuation was greater than 10%, an adverse event level was placed on the loan.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

AMC did not review residential mortgage compliance on any loans within the securitization.

(8) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

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In addition to the procedures under Section 5 and 6 above, AMC conducted the following supplemental reviews:

Data Integrity Review

For the loans in the Guideline Review population, Non-Owner Occupancy Review and additional population, data points were reviewed between the data tape and the data collected by AMC.

Payment History Review (4 loans)

AMC performed up to 12-month review utilizing individual mortgage loan payment history reports provided by the servicer. Using the MBA methodology, AMC created a payment string using a 12 month look back for each mortgage loan within the payment history population.

Servicer Comment Review (4 loans)

AMC performed up to 12-month review utilizing individual mortgage loan collection comments provided by the servicer in order to provide a brief summary outlining current performance status, the borrower’s ability to pay, relative future/current risk including (hardship, life changes, etc.), possible servicer remedies, loss mitigation efforts, and modifications.

Title Review (4 loans, 6 properties)

SitusAMC was engaged to perform diligence on multiple pools of mortgage loans between August 2024 and January 2025. Property reports and images of recorded documents were provided by a title abstracting service provider selected by the engaging party (“Property Reports”). SitusAMC gathered, analyzed, and reviewed the Property Reports to assess any title, vesting, or lien issues and provided the engaging party a detailed report of all relevant findings.

The scope of the diligence included the following:

  Chain of Title Review: The deed chain was reviewed to identify:
    Any mortgages which were not executed by all parties on title at the time of origination/recordation to identify any potential concerns related to mortgage enforceability or lien perfection.
    Any properties which were no longer owned at least in part by the subject mortgage borrower were reviewed to identify potential concerns related to or arising from the current ownership status.

  First Lien Position Review: Lien and subject mortgage information was reviewed to identify:
    Any mortgages recorded prior to the subject mortgage. (“Prior Mortgages”)
    Any other liens or judgments recorded prior to the subject mortgage. (“Prior Liens”)
    Any junior liens recorded after the subject mortgage which have the potential to assert some form of lien priority over the subject mortgage such as:
i.	Municipal liens (“Municipal Liens”)
ii.	Property tax liens/security agreements (“Property Tax Liens”)
iii.	Federal/DOJ/IRS Tax liens (“Federal Tax Liens”)
iv.	HOA liens (including the identification of HOA super lien states) (“Super Position HOA Liens”)

  Prior Mortgage & Lien Validity Review: For those items identified in B(a) and B(b), an additional level of review was completed to determine if the item in question was then currently attached and/or enforceable against the subject property as a priority lien, such as:
    Regional statutes/case law related to lien/mortgage enforcement
    Debtor Identity Verification (i.e. Commonality of Name)
    Attachment protections like Tenancy by the Entireties, Instantaneous Seisin, etc.
    Recorded Satisfactions, Releases, Reconveyances, Cancellations, Subordination Agreements, etc. (whether shown on the Property Report or independently located via online public records)

  Title Policy Coverage Review: For those items identified in Section B(a) and B(b) above which were not resolved in Section C above and for those items identified in Section A(a) above, SitusAMC reviewed the Lender’s Title Policy (“Title Policy”), when available, to determine whether SitusAMC believed that damages resulting from the item in question could be indemnified by the title insurer under the apparent terms and conditions of the Title Policy. The findings of this review are limited to the identification of coverage exceptions which are explicitly itemized in the Title Policy and should not be construed as the equivalent to the Insurers determination of coverage.
  Miscellaneous Item Review: In instances where a miscellaneous item or exception is identified in the course of the itemized scope that is not otherwise categorized above (“Miscellaneous Items”), that item is reviewed to confirm whether or not it is believed to be a concern with respect to the enforceability of the subject mortgage or of material interest to the engaging party.

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(9) Disclaimer.

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”).  Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, and other third parties upon which SitusAMC is relying in reaching such results.  Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report.  In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.

Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan.  The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice.  The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

SUMMARY OF FINDINGS AND CONCLUSIONS OF REVIEW

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the NRSROs listed in Item 3 above.

There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulation and the original appraisals relating of the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the loans from loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. All final decisions as to whether to purchase or enter into a transaction related to any individual loan or the loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such loan or loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or loan collateral that has been reviewed by AMC.

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CREDIT REVIEW RESULTS

Guideline Review Credit Results:

Five hundred seventeen (517) mortgage loans reviewed by AMC have a Credit grade of “B” or higher and 22.97% of the mortgage loans by number have a Credit grade of “A.” One (1) loan reviewed by AMC have a Credit grade of “C”. The “B” grades correspond to three hundred ninety-eight (398) mortgages loans where the lender issued a guideline exception/waiver. There is a total of eight hundred four (804) waived (and downgraded) credit exceptions affecting those three hundred ninety-eight (398) mortgages loans. Some mortgage loans received multiple waivers.

Guideline Review Credit Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	119	22.97%
B	398	76.83%
C	1	0.19%
D	0	0.00%
Total	518	100.00%

Non-Owner Occupancy Review Credit Results

All one hundred eighty-one (181) mortgage loans reviewed by AMC have a Credit grade of “A”.

Non-Owner Occupancy Credit Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	181	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Total	181	100.00%

VALUATION REVIEW RESULTS

The valuation review was bi-furcated based upon the underlying property bucket (residential or commercial). All commercial mortgage loans received an “A” NRSRO valuation grade and per the scope of the review, no secondary valuation product was separately ordered by AMC during the review. The Client ordered a secondary valuation product on three hundred nine (309) residential mortgage loans. Zero (0) mortgage loan had a value more than 10% below Origination Value or a secondary valuation was not received.

Guideline Review Valuation Results:

Five hundred seven (507) of the mortgage loans received a Property grade “A”, two (2) of the mortgage loans received a Property grade “B” and nine (9) of the mortgage loans received and Property grade “C”. The nine (9) mortgage loans with the Property grade “C” corresponds to the eight (8) mortgage loans with the "Subject is not in average or better condition” and one (1) “Property is vacant” exceptions.

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Guideline Review Valuation Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	507	97.88%
B	2	0.39%
C	9	1.74%
D	0	0.00%
Total	518	100.00%

OVERALL RESULTS SUMMARY

Guideline Review Overall Results:

After giving consideration to the grading implications of the Credit and Property/Valuation sections above, five hundred eight (508) mortgage loans reviewed by AMC in the Full Guideline Review scope have an Overall grade of “B” or higher and 22.78 % of the mortgage loans by number have an Overall grade of “A.” Ten (10) mortgage loan has an Overall grade of “C”.

The table below summarizes the Overall grade based on the Credit and Property Valuation sections above:

Guideline Review Overall Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	118	22.78%
B	390	75.29%
C	10	1.93%
D	0	0.00%
Total	518	100.00%

In the Guideline Review Population there are five (5) SBA mortgage loans. SitusAMC conducted a review of the four SBA loans in accordance with the established guidelines. Our review process aligned with the same criteria used for the guidelines review.

Specifically, we adhered to the following procedures:

1. Income Calculation: We did not recalculate income for these loans. We did confirm the income was withing guidelines.

2. Document Verification: We confirmed the presence of all necessary documents.

3. Property Eligibility: We verified the eligibility of the properties associated with these loans.

4. SBA Occupancy Requirements: We ensured compliance with SBA occupancy requirements.

5. Property Types: All properties reviewed were either residential or commercial; there were no newly constructed properties.

6. Equipment/UCC Loans: There were no equipment or UCC loans included in our review/population.

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Non-Owner Occupancy Review Overall Results:

After giving consideration to the grading implications of the Credit and Property/Valuation sections above, all one hundred eighty-one (181) mortgage loans reviewed by AMC have an Overall grade of “A”.

Non-Owner Occupancy Overall Loan Grades
Final Loan Grade	# of Loans	% of Loans
A	181	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%
Total	181	100.00%

Payment History Review Summary

AMC conducted a Payment History Review on four (4) mortgage loans. All four (4) mortgage loans subjected to the Payment History Review had complete pay history strings. In total, four (4) mortgage loans (100.00%) showed at least one delinquency within the look back period. As of the 12/31/2024 cutoff date, two (2) mortgage loans were delinquent.

Category	# of Mortgage Loans	% of Mortgage Loans
No Delinquency, No Missing Data	0	0.00%
Delinquency, No Missing Data	4	100.00%
No Delinquency, At Least One Month Missing	0	0.00%
Delinquency, At Least One Month Missing	0	0.00%
Total	4	100.00%

Lookback Period	Loan Count	% of Loans
Twelve (12) Months	4	100.00%
Total	4	100.00%

Servicer Comment Review Summary

AMC conducted a Servicing Review on four (4) mortgage loans. The servicing review contained EV2 grades for two (2) mortgage loans and EV1 grades for two (2) mortgage loans.

Servicing Review Grade	Loan Count	% of Loans
3	0	0.00%
2	2	50.00%
1	2	50.00%
Total	4	100.00%

Title Review

As requested by the Client, a title review was included in SitusAMC’s scope of review. To facilitate this review, the Client provided SitusAMC with identifying data on the population of mortgage loans. Data provided by the client, included mortgage loan and servicer identification numbers as well as subject property address, borrower names, origination date, original mortgage loan amount for the subject mortgage and title policies from origination as it relates to the subject mortgage. Using the data provided, SitusAMC ordered a current owner’s title search on these mortgage loans through a service provider. Upon receipt and review of the current owner’s title search results, SitusAMC identified whether or not the subject mortgage was of record, whether any deed vesting concerns of substance were present, and whether the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments such as Property Tax Liens, Municipal Liens, and Association Super Liens. SitusAMC reviewed the title policies for all liens and/or judgments that were recorded before the recordation of the subject mortgage to determine if any identifiable liens and/or judgments were listed as an exception on schedule B of the applicable title policies.

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SitusAMC TITLE REVIEW SUMMARY (4 Mortgage Loans, 6 Properties)

As part of the due diligence services, the Client provided SitusAMC with identifying data on 6 properties. Based on the scope of review set forth herein, the critical findings are summarized as follows:

•	There are no potential issues surrounding origination deed vesting.
•	There are no potential issues with the recordation of the subject mortgage.
•	No unresolved Super Position HOA Liens recorded after the subject mortgage which were entitled to limited or full lien priority over the subject mortgage were identified.
•	No unresolved Municipal Liens which had limited or full lien priority over the subject mortgage were located.
•	No unresolved Property Tax Liens which had limited or full lien priority over the subject mortgage were located.
•	All Prior Liens identified in our review have been resolved.
•	All Prior Mortgages identified in our review have been resolved.
•	As to any Miscellaneous Items of substance, the items in this category typically defy standard categorization or summarization and are individually detailed.

ADDITIONAL MORTGAGE LOAN POPULATION SUMMARY*

All items are relevant for the five hundred eighteen (518) loans in the guideline review that are part of the securitization population.

*Percentages may not sum to 100% due to rounding.

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	518	100.00%	$259,349,565.00	100.00%
Total	518	100.00%	$259,349,565.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	518	100.00%	$259,349,565.00	100.00%
Total	518	100.00%	$259,349,565.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
0-120 Months	1	0.19%	$420,000.00	0.16%
121-180 Months	1	0.19%	$115,000.00	0.04%
241-360 Months	516	99.61%	$258,814,565.00	99.79%
Total	518	100.00%	$259,349,565.00	100.00%

11 | P a g e